PAUL YONAMINE Chief Executive Officer CATHERINE NGO President DAVID MORIMOTO Chief Financial Officer SEPTEMBER 2020

FORWARD LOOKING STATEMENTS This document may contain forward-looking statements concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our RISE2020 initiative; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the adverse effects of the COVID-19 pandemic virus on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our RISE2020 initiative; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic virus and disease, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); inflation, interest rate, securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law. 2 2

EXPERIENCED & PREPARED LEADERSHIP

Paul Yonamine
Chairman & CEO



- Over 40 years of executive management experience
- As President of IBM Japan, led the Company through the 2011 Tohoku earthquake, tsunami and radiation after-effects
- Led KPMG Consulting through the SARS outbreak in 2002-2004

Catherine Ngo
President



- Over 27 years of banking experience
- Joined CPF/CPB in 2010 and helped lead the Company through its financial turnaround following the Great Recession.

David Morimoto
Executive Vice President & Chief Financial Officer



- Over 28 years of banking experience with CPF/CPB
- Helped lead the Company through its financial turnaround following the Great Recession

Arnold Martines
Executive Vice President & Chief Banking Officer



- Over 26 years of banking experience with the last 16 years at CPF/CPB
- Experience leading all revenue generating areas including commercial real estate, commercial, corporate and small business lending, and branch banking

Kevin Dahlstrom
Executive Vice President & Chief Marketing Officer



- Over 25 years of experience in digital marketing & product development
- Led multi-year digital transformation at Mr. Cooper, the 3rd largest mortgage servicer in the nation

CENTRAL PACIFIC FINANCIAL CORP

3

CREATING VALUE BEYOND BANKING Paul Yonamine, CEO, advocating to the HI State Senate for a “Travel Safety Bubble” with Japan CPB was one of the first members to join the tech focused hub to inspire creativity, technology, innovation and entrepreneurship in Hawaii CPF’s leaders are involved in Transit-Oriented Development to create housing, jobs, services and stronger communities around each rail 4 4 transit station being built

SECOND QUARTER 2020 HIGHLIGHTS • Quarterly results impacted by Net Income $9.9 Million provision for credit loss expense due to COVID-19 Diluted EPS $0.35 • Pre-tax, Pre-provision earnings remained strong Pre-Tax, $23.5 Million • Loan growth driven by PPP loans Pre-Provision of over $525 million at 6/30/20 Earnings • Solid liquidity and capital; balance sheet well positioned Loan Growth +$491 Million +10.9% • Committed to supporting our Normalized employees, customers and Net Interest 3.31% community Margin* 5 5 * Normalized for PPP impact to NII, refer to slide 39 for additional details.

SHAREHOLDER VALUE DRIVERS 1 RISE2020 STRENGTH IN HAWAII SOLID CAPITAL, INVESTING TARGET NICHE MARKET & LIQUIDITY AND FOR THE MARKETS & KEY POSITION CREDIT FUTURE PRODUCT OFFERINGS 6 6

RISE2020

THE CPB.BANK INNOVATION PROJECT

- Launched cpb.bank website in November 2019
- Launched best-in-class online and mobile banking platforms in August 2020
- Full ATM network upgrade progressing with 75% of new branch ATMs installed

- Committed to best-in-class small business and cash management products, with new platform fully rolled out in July 2020
- Enhanced sales management with enterprise-wide tools and CRM system


DIGITAL BANKING
REVENUE ENHANCEMENTS
BRANCH TRANSFORMATION
OPERATIONAL EXCELLENCE

- CPB Concept Branch for innovation and testing open since March 2020
- Revitalization project of Plaza Headquarters is 50% complete
- New headquarters will include co-working areas and community meeting space

- Outsourced residential mortgage loan servicing in August 2019
- End-to-end commercial loan origination system implemented in October 2019
- Other initiatives leveraging technology to enhance operational efficiency ongoing

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CENTRAL PACIFIC FINANCIAL CORP

COVID-19 IMPACT ON CUSTOMER BEHAVIOR . COVID-19 accelerated the migration to digital banking . Strong momentum and ideal timing for the RISE2020 digital banking strategy new product launch in August 2020 8 8

NEWLY UPGRADED ONLINE/MOBILE PLATFORMS & ATMS . New online/mobile platform publicly launched late August 2020. New mobile app rating 4.8 & 4.5 out of 5 stars* on Apple and Android respectively . Complete personal financial management (PFM) all in one-site, with account aggregation, budgeting, and goal setting tools . Open API to leverage other apps; currently Zelle with others app partners on the roadmap . Entire ATM network being replaced with new full- function ATMs. Currently 75% complete with new branch ATM installation . New ATMs have a vibrant backlit surround, touch screen and envelope-less deposit . Same day credit on ATM deposits up to 8:00 pm, which is 2 hours later than any major Hawaii competitor 9 9 * Mobile app rating as of August 31, 2020

BRANCH CONSOLIDATION INITIATIVE • 35 active branches prior to the pandemic, with 27 on the island of Oahu (pictured) • 13 temporarily closed in April 2020; 6 have since re-opened • 4 branches identified in red will be consolidated into neighboring branches and digital channels by year-end 10 10 2020

SHAREHOLDER VALUE DRIVERS 1 RISE2020 STRENGTH IN HAWAII SOLID CAPITAL, INVESTING TARGET NICHE MARKET & LIQUIDITY AND FOR THE MARKETS & KEY POSITION CREDIT FUTURE PRODUCT OFFERINGS 11 11

TARGET NICHE MARKET OPPORTUNITIES . SBA Lender of the Year Category II, 7 years in a row, with more SMALL loans originated than the 3 other large Hawaii banks combined BUSINESSES . Relationships with physician and dental organizations and CPB leads the Hawaii schools have been successful in growing market share Small Business market . CPB’s timely and successful support of local businesses with PPP lending brought many new business relationships and growth opportunities . Over 7,200 PPP loans originated; CPB was the #1 bank in the nation originating over 28% of the total State of Hawaii PPP loans, which represented the highest percentage in any State* JAPAN BUSINESS . DEVELOPMENT Agreements with Hokuyo Bank and TSUBASA Alliance of Japan for relationship development and two-way referral of business Relationships with significant Japanese banks . Japan Bank Advisors assist in identifying, developing and provides unique growing business opportunities between Hawaii and Japan opportunity * Source: SmartAsset published by Yahoo Finance. Based on the total count of PPP loans divided by 12 12 the total number of PPP loans originated by all lenders in the state.

SMALL BUSINESS ONLINE BANKING PRODUCT . Best-in-class small business online banking product . Valuable tool for small businesses to automate banking transactions and processing . Multi-user logins . Mobile functionality . No monthly fees . Strong and consistent client enrollments since product launch in July 2016 13 13

FLAGSHIP DEPOSIT PRODUCT- EXCEPTIONAL PLAN Plan links personal deposit accounts with a combined minimum balance of $10,000 and offers numerous free benefits and services to the customer PRODUCT SUMMARY* CUSTOMER BENEFITS Total Balances $1.5 Billion  ATM fees waived Weighted Average Rate 0.05%  Free checks  Free notary  Free safe deposit box  No wire fees  Preferred Platinum Debit MasterCard  Mobile banking  Online Bill Pay 14 14 * Balances and rates as of August 31, 2020

SHAREHOLDER VALUE DRIVERS 1 RISE2020 STRENGTH IN HAWAII SOLID CAPITAL, INVESTING TARGET NICHE MARKET & LIQUIDITY AND FOR THE MARKETS & KEY CPF POSITION CREDIT FUTURE PRODUCT OFFERINGS 15 15

RESILIENT HAWAII MARKET STRENGTHS AND RECOVERY FACTORS • While tourism drives ~20% of GDP, government/defense and real estate makes up another ~40% of GDP • Construction and development in Hawaii continues through the pandemic; including residential high- rise condominiums, airport improvements, military development, and the Oahu rail project • Housing prices remained strong through past downturns and has held up during the COVID-19 pandemic thus far 16 16

ATTRACTIVE POSITION IN HAWAII MARKET LARGE SMALL INSTITUTIONS INSTITUTIONS . First Hawaiian Bank . Territorial Savings . $23B total assets . $2B total assets . . 58 branches $6.6B total assets . 30 branches . 31 branches* . Bank of Hawaii . Hawaii National Bank . $20B total assets . $0.7B total assets . 66 branches Large enough to serve . 14 branches most Hawai'i customers. . American Savings . Finance Factors Bank Small enough to provide . $0.6B total assets . $8B total assets differentiated service. . 13 branches . 45 branches Note: Peer Bank data as of June 30, 2020, source: S&P Global. 17 17 * Central Pacific will have 31 branches following the consolidation of 4 branches in 2020.

SHAREHOLDER VALUE DRIVERS 1 RISE2020 STRENGTH IN HAWAII SOLID CAPITAL, INVESTING TARGET NICHE MARKET & LIQUIDITY AND FOR THE MARKETS & KEY POSITION CREDIT FUTURE PRODUCT OFFERINGS 18 18

SOLID CAPITAL & LIQUIDITY POSITION Regulatory Capital Ratios As of June 30, 2020 STRONG CAPITAL . 16.0% $150 million capital cushion to the 13.6% Total well-capitalized Total RBC minimum of 14.0% RBC 10% at 6/30/20 1.1% 12.0% 1.1% . 2Q2020 PTPP earnings of $23.5 Tier 2 million 10.0% Tier 1 8.0% CET1 6.0% 11.4% AMPLE LIQUIDITY 9.4% 4.0% 8.9% . At 6/30/20, over $2 billion in alternative sources of liquidity from 2.0% the FHLB/FRB and $0.6 billion in unpledged investment securities 0.0% Risk-based Tier 1 Leverage TCE Capital Excl PPP* Excl PPP* 19 19 * Excludes the PPP impact to the assets denominator, refer to slide 39 for more details.

STRONG CREDIT METRICS Allowance for Credit Losses Classified Assets (ACL) 15.00% $50 1.90% $70 13.00% $45 $65 1.70% 11.00% $40 $60 $55 9.00% $35 1.50% Incurred Loss Method $50 7.00% $30 1.30% $45 $40 5.00% $25 1.10% $35 3.00% $20 2Q19 3Q19 4Q19 1Q20 2Q20 0.90% $30 2Q19 3Q19 4Q19 1Q20 2Q20* Classified Assets + OREO (right) ACL in $ Millions (right) ACL/Total Loans (left) Classified Assets + OREO/Tier 1 Capital + ACL (left) Peer Average (left) * Excludes the PPP loan portfolio from total loans. Peer Average (left) Non Performing Loans Net Charge-Offs 5.00% $12 0.50% $12 $10 4.00% 0.40% $10 $8 $8 3.00% 0.30% $6 $6 2.00% $4 0.20% $4 1.00% $2 0.10% $2 0.00% $0 0.00% $0 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 NPLs in $ Millions (right) NPL ratio (left) Net Charge-offs in $ Millions (right) Peer Average (left) NCO/Avg Loans (left) 20 20 * Peer Average includes banks $3-7B in assets. Source S&P Global. Peer Average (left)

SHAREHOLDER VALUE DRIVERS 1 RISE2020 STRENGTH IN HAWAII MARKET SOLID CAPITAL, INVESTING FOR TARGET NICHE & POSITION LIQUIDITY AND THE FUTURE MARKETS & KEY CREDIT PRODUCT OFFERINGS 21 21

APPENDIX 22 22

TOTAL LOAN PORTFOLIO Total Loan Portfolio of $5,003MM Outstanding Balance as of 6/30/20 Loan Portfolio Highlights $ in Millions • Diversified Loan Portfolio Commercial & – 46% Commercial Consumer Industrial – 54% Consumer $527 / 11% $548 / 11% • Predominantly Hawaii PPP Focused CRE - Investor $526 / 10% $897 / 18% – 89% Hawaii Construction – 11% Mainland $103 / 2% • 76% Real Estate Secured (excluding PPP loan balances from total loan CRE - Owner portfolio balance) Occupied $233 / 5% • Conservative Loan Portfolio Home Equity $511 / 10% Residential $1,658 / 33% 23 23

COMMERCIAL & INDUSTRIAL – INDUSTRY COMPOSITION Outstanding Balance as of 6/30/20 $ in Millions Healthcare Loan Portfolio Details $95 / 17% • Strong borrowers; many are essential businesses Other Industries • Well established, locally owned $154 / 28% and operated by strong management Foodservice • Borrowers have access to capital $548MM $52 / 9% with good liquidity 11% • Long term relationships averaging 12 years • Granular with average outstanding loan amount of $150,000 Wholesale Trade $31 / 6% Transportation • Criticized loan exposure of 1.1%; & Warehousing majority COVID-19 related $69 / 13% • Total undrawn commitments of Manufacturing $354MM $48 / 9% Retail Trade Real Estate and $49 / 9% Rental & Leasing $50 / 9% Other Industries include: Other Services; Professional, Scientific and Technical; Construction; Utilities; Finance and Insurance; Information 24 24

PAYCHECK PROTECTION PROGRAM [PPP] – INDUSTRY COMPOSITION Outstanding Balance as of 6/30/20 $ in Millions Other industries Foodservice $73 / 14% $77 / 15% Loan Portfolio Details • Over 7,200 loans made Transportation • Granular with average & Warehousing outstanding loan amount of $24 / 5% $76,000 • $389MM to existing customers Manufacturing Healthcare (74%) $26 / 5% $75 / 14% $526MM • $137MM to new customers (26%) Wholesale Trade 10% $26 / 5% Real Estate and Rental & Leasing $28 / 5% Construction Retail Trade $72 / 14% $32 / 6% Administrative and Professional, Scientific, and Waste Management Technical Services $34 / 6% $59 / 11% Other Industries include: Other Services; Utilities; Finance and Insurance; Information; Educational Services Represents balances net of deferred loan fees/costs 25 25

COMMERCIAL REAL ESTATE – PROPERTY TYPE COMPOSITION Outstanding Balance as of 6/30/20 $ in Millions Loan Portfolio Details Other $25 / 10% • Strong borrowers that operate out of their own properties Restaurant • Well-collateralized with WA LTV of $12 / 5% 66%1 • 77% secured in Hawaii and 23% in Industrial Mainland $116 /50% − HI WA LTV 67%1 − ML WA LTV 55%1 Owner Occupied • Long term relationships averaging Commercial & 14 years Office $233MM • Average outstanding loan amount $56 /24% 5% of $1.2MM • Criticized loan exposure of 0.8%; majority COVID-19 related 1Based on LTV at origination. Retail $24 / 11% 26 26

COMMERCIAL REAL ESTATE – PROPERTY TYPE COMPOSITION Outstanding Balance as of 6/30/20 $ in Millions Self Storage Loan Portfolio Details $25 / 3% All Other • Seasoned real estate investors $23 / 3% Restaurant • Well-collateralized with WA LTV of $27 / 3% 59%1 Hotel • 94% secured in Hawaii and 6% in $59 / 6% Multi-Family Mainland/Guam $303 / 34% − HI WA LTV 60%1 − ML/Guam WA LTV 54%1 Commercial & Office • Long term relationships averaging 11 years $100 / 11% Investor • Average outstanding loan amount $897MM of $2.5MM 18% • Criticized loan exposure of 1.2%; majority is COVID-19 related 1Based on LTV at origination. Retail $211 / 23% Industrial $149 / 17% 27 27

HIGH RISK INDUSTRIES As of 6/30/20 Criticized Outstanding % of as % of Balance Total Loans Total Loans $ Millions (Excl. PPP) (Excl. PPP) (Excl. PPP) C&I CRE PPP Healthcare $ 108 2.4% 0.1% $ 95 $ 13 $ 75 Retail Trade 71 1.6% 0.3% 49 22 32 Manufacturing 69 1.5% 0.3% 48 21 26 Foodservice 65 1.4% 0.2% 52 13 77 Accommodation 60 1.3% 0.4% 0 60 4 Wholesale Trade 39 0.9% 0.1% 31 8 26 Total $ 412 9.2% 1.4% $ 275 $ 137 $ 240 Loan Portfolio Details • Well established, locally owned and operated by strong management • Most borrowers have access to capital with good liquidity • Long term relationships averaging 11 years • Granular with average outstanding loan amount of $179,000 • Criticized loan exposure of 1.4%; majority COVID-19 related • Total undrawn commitments of $140MM 28 28

RESIDENTIAL MORTGAGE Outstanding Balance as of 6/30/20 $ in Millions Investor & Second Home $319 / 19% Loan Portfolio Details • 100% in Hawaii; 90% on Oahu • 83% of loan balance are loans <$1.0MM • Average outstanding loan amount of $436,000 $1,658MM • WA LTV 61%1 33% • WA FICO 773 1Based on LTV at origination. Owner Occupied $1,339 / 81% 29 29

HOME EQUITY Outstanding Balance as of 6/30/20 $ in Millions Investor & Loan Portfolio Details Second Home • 100% in Hawaii; 85% on Oahu $69 / 13% • 52% of loan balance are lines/loans <$250 thousand • Average outstanding loan amount of $133,000 • 52% are 1st mortgages • 21% are 2nd mortgages behind CPB 1st mortgage $511MM • WA CLTV 63%1 10% • WA FICO 788 • Total undrawn commitments of $528MM 1Based on LTV at origination. Owner Occupied $442 / 87% 30 30

CONSUMER Total Consumer Outstanding Balance as of 6/30/20 $ in Millions Loan Portfolio Details • Total Consumer Personal Auto − $274 / 52% $253 / 48% HI 67%; WA FICO 737 − ML 33%; WA FICO 7591 $527MM • Auto 11% − HI WA FICO 729 − ML WA FICO 7501 • Personal − HI WA FICO 755 − ML WA FICO 7641 • Total undrawn commitments of $111MM Auto Personal Private Mainland Hawaii 1Based on origination score. Banking - HI $62 / 23% $212 / 77% $50 / 20% $274MM $253MM 6% 5% Mainland $114 / 45% Hawaii $89 / 35% 31 31

LOANS RATED SPECIAL MENTION Outstanding Balance as of 6/30/20 Loan Portfolio Details $ in Millions $116MM Special Mention Loans; 3% of Total Loan Portfolio (excl PPP) Wholesale Trade $2 / 2% Manufacturing Credit Risk Management Healthcare $2 / 2% Approach $4 / 3% Real Estate and Other Industries Rental & Leasing • Strong asset quality prior to $7 / 6% $59 / 51% COVID-19 • After COVID-19, some weakening Accommodation • Additional monitoring of all risk $10 / 8% rated loans and frequent high- touch of majority borrowers • Assessment for risk rating migration based on: $116MM  Management strength and 3% actions taken Retail Trade  $15 / 13% Business cash burn  Access to cash liquidity  Payment deferral  Application of Federal support programs Foodservices $17 / 15% 32 32

LOAN PAYMENT DEFERRALS $ Millions On 1st On 2nd Total Active % of Total Back on Re- As of August 31, Deferral Deferral Deferrals Port- Payment Deferral 2020 folio1 Rate2 $ Count $ Count $ Count $ Count Residential Mortgage 31.9 77 87.6 174 119.5 251 5% 96.1 200 41% Coml Mortgage/Constr 135.4 52 1.2 1 136.6 53 11% 76.8 48 1% Coml & Industrial 44.6 114 37.4 485 82.0 599 15% 33.8 81 32% Consumer 11.8 745 52.2 3,068 64.0 3,813 13% 10.1 626 70% Total 223.7 988 178.4 3,728 402.1 4,716 9% 216.8 955 29% Historical Trend of Total Loan Deferrals 700 • Loan deferrals continue to decline with 9% of the overall 600 portfolio on deferral as of 8/31/20 500 400 • Consumer and small business loans (reported in C&I) were 300 automatically granted a 2nd deferral to support clients in need In $ Millions $ In 200 100 • 3-month payment deferrals were predominately granted for - all loan types, whereas other peer banks granted 6-month residential mortgage deferrals • Of the Coml Mortgage/Construction and C&I loans on 1. Excludes PPP loans deferral, approximately 80% are expected to resume nd 2. Calculated as total balance on 2 deferral divided by the sum of payment 33 33 total balance of active deferrals and total balance back on payment.

CORPORATE PROFILE Founded in 1954 by Japanese- American MARKET INFORMATION veterans of World War II NYSE TICKER CPF Over 65 years later, Central Assets $6.6B Pacific continues to work for our customers, shareholders, Market Cap $437 Mil employees and the community Share Price $15.49 Dividend Yield 5.9% HAWAII FRANCHISE • 31 Central Pacific Bank (CPB) Branches in the State of Hawaii only, after the consolidation of 4 branches in 2020 • 4th largest financial institution in Hawaii 34 34 Note: Assets as of June 30, 2020. Market cap, share price and dividend yield as of August 31, 2020.

FINANCIAL HIGHLIGHTS

($ in millions)	QTD 2Q20	QTD 1Q20	2019	2018	2017	2016	2015	2014
			YEAR ENDED DECEMBER 31,					
Balance Sheet (period end data)								
Loans and leases	$5,003.0	$4,512.0	$4,449.5	$4,078.4	$3,770.6	$3,524.9	$3,211.5	$2,932.2
Total assets	6,633.0	6,108.5	6,012.7	5,807.0	5,623.7	5,384.2	5,131.3	4,853.0
Total deposits	5,794.7	5,136.1	5,120.0	4,946.5	4,956.4	4,608.2	4,433.4	4,110.3
Total shareholders' equity	544.3	533.8	528.5	491.7	500.0	504.7	494.6	568.0
Income Statement								
Net interest income	$49.3	$47.8	$184.1	$173.0	$167.7	$158.0	$149.5	$143.4
Provision (credit) for credit losses	10.6	9.3	6.3	(1.1)	(2.7)	(5.5)	(15.7)	(6.4)
Other operating income	10.7	8.9	41.8	38.8	36.5	42.3	34.8	41.2
Other operating expense	36.4	36.2	141.6	134.6	131.1 **	132.5 **	126.0 **	128.8
Income taxes (benefit)	3.0	2.8	19.6	18.8	34.6 *, **	26.3 **	28.1 **	21.8
Net income	9.9	8.3	58.3	59.5	41.2 *	47.0	45.9	40.4
Profitability								
Return on average assets	0.61%	0.55%	0.99%	1.05%	0.75% *	0.90%	0.92%	0.85%
Return on avg shareholders' equity	7.34%	6.21%	11.36%	12.22%	8.03% *	9.16%	8.91%	6.80%
Efficiency ratio	60.76%	63.90%	62.70%	63.59%	64.19% **	66.17% **	68.34% **	69.77%
Net interest margin	3.26%	3.43%	3.35%	3.22%	3.28%	3.27%	3.30%	3.32%
Capital Adequacy (period end data)								
Leverage capital ratio	8.9%	9.5%	9.5%	9.9%	10.4%	10.6%	10.7%	12.0%
Total risk-based capital ratio	13.6%	13.4%	13.6%	14.7%	15.9%	15.5%	15.7%	18.2%
Asset Quality								
Net loan charge-offs/average loans (annualized)	0.12%	0.11%	0.15%	0.02%	0.11%	0.03%	-0.16%	0.12%
Nonaccrual loans/total loans (period end)	0.09%	0.08%	0.03%	0.06%	0.07%	0.24%	0.44%	1.33%

* Results were negatively impacted by a one-time $7.4 M charge for the revaluation of our net DTA due to Tax Reform.
** Results have been restated for an accounting policy change for low-income housing tax credit partnerships from the cost method to the proportional amortization method

35

CENTRAL PACIFIC FINANCIAL CORP

LOAN PORTFOLIO TREND (2011- Balances Outstanding 2Q 2020) $6,000 8.5 Yr. CAGR $5,003 $5,000 $4,449$4,512 $4,078 $4,000 $3,771 $3,525 $3,212 $2,932 +11.0% $3,000 $2,631 Millions $2,204 $2,169 $2,064 $2,000 +18.2% +13.9% -5.0% $1,000 +5.8% $0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q20 2Q20 Comml Mtg Construction Other C&I Consumer/Other Resi Mtg/Home Equity PPP 36 36

HAWAII DEPOSIT PRICING ADVANTAGE Total Deposit Cost 2.50% 2.35% 2.00% 1.63% 1.59% 1.50% 1.09% 1.05% 0.94% 1.00% 0.89% 0.78% 0.81% 0.64% 0.54% 0.52% 0.52% 0.48% 0.40% 0.34% 0.36% 0.39% 0.36% 0.50% 0.30% 0.33% 0.23% 0.20% 0.14% 0.11% 0.09% 0.09% 0.12% 0.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q20 2Q20 CPF Peer Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $7 billion (77 banks). Source: S&P Global 37 37

Non-GAAP Financial Measures- Pre-Tax, Pre-Provision Earnings Three-Months Ended $ Millions % Change Jun. 30, Mar. 31, Jun. 30, 2020 2020 2019 QoQ YoY Net Interest Income $ 49.2 $ 47.8 $ 45.4 3% 8% Other Operating Income 10.7 8.9 10.1 20% 6% Total Revenue 59.9 56.7 55.5 6% 8% Other Operating Expense 36.4 36.2 36.1 1% 1% Pre-tax, Pre-provision Earnings 23.5 20.5 19.4 15% 21% GAAP Net Income 9.9 8.3 13.5 19% -27% We believe that pre-tax, pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations. 38 38

Non-GAAP Financial Measures- Excluding PPP Jun. 30, Jun. 30, 2020 PPP 2020 Actual Exclusions1 Adjusted Net Interest Income2 $ 49.4 $ (2.5) $ 46.9 Total Interest-Earnings Assets $ 6,073.4 $ (379.9) $ 5,693.5 Net Interest Margin3 3.26% 3.31% Tangible Common Equity4 $ 544.3 $ 544.3 Total Assets $ 6,633.0 $ (526.4) $ 6,106.6 Tangible Common Equity Ratio 8.21% 8.91% Tier 1 Capital $ 572.0 $ 572.0 Average Assets for Lev. Ratio $ 6,407.7 $ (344.5) $ 6,063.2 Leverage Capital Ratio 8.93% 9.43% 1. Net interest income excludes PPP interest income less an assumed funding cost of 0.25% and PPP net loan fee income; Total Interest- Earning Assets excludes average PPP loan balances during the quarter-ended 6/30/20; Total Assets excludes PPP loan balance at 6/30/20; Average Assets excludes average PPP loan balances less average PPPLF loan balances during the quarter ended 6/30/20. 2. Net interest income shown on a taxable equivalent basis. 3. Net interest margin calculation based on the day count interest accrual conventions at the interest-earning asset or interest-bearing liability level (i.e. 30/360, actual/actual) 39 39 4. Tangible Common Equity is equivalent to total shareholders’ equity as there are no intangibles.